EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

 TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Aristotle Corporation (the “Company”) on Form 10-K/A, Amendment No. 1, for the year ended December 31, 2006, as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Dean T. Johnson, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 27, 2007

/s/ Dean T. Johnson *

Dean T. Johnson

Vice President and Chief Financial Officer

* A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.